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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JUNE 13, 2000
                        (Date of earliest event reported)


                         COMMISSION FILE NUMBER: 1-7293

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                          TENET HEALTHCARE CORPORATION
             (Exact name of Registrant as specified in its charter)



         NEVADA                                              95-2557091
 (State or Incorporation)                                (I.R.S. Employer
                                                          Identification No.)

                                3820 STATE STREET
                         SANTA BARBARA, CALIFORNIA 93105
          (Address of principal executive offices, including zip code)


                                 (805) 563-7000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     On June 13, 2000, Tenet Healthcare Corporation, a Nevada corporation (the "Company"), announced an offering of $400 million of 10-year senior notes to qualified institutional investors through a private placement. The Company intends to use the proceeds of such offering to retire existing bank debt. A press release announcing the offering is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

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         EXHIBIT NO.                DESCRIPTION
             99                     Press release dated June 13, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TENET HEALTHCARE CORPORATION


                                      By: /s/ STEPHEN D. FARBER
                                         ---------------------------------------
                                          Stephen D. Farber
                                          Senior Vice President and Treasurer


Date:  June 16,  2000

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                                 EXHIBIT INDEX

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

EXHIBIT
NUMBER                 DESCRIPTION
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
  99                   Press Release dated June 13, 2000

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